   - Please fold and detach at perforation. Return the Proxy Ballot only. -

PROXY                                                                      PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
  FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE NUVEEN
            FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND TO BE HELD
                              ON AUGUST 13, 1998


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Joint Special Meeting of Shareholders of Nuveen Flagship South Carolina Municipal Bond Fund, a series of the Nuveen Flagship Multistate Trust III to be held on August 13, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.



         PLEASE BE SURE TO SIGN YOUR PROXY BALLOT ON THE REVERSE SIDE

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
     FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE NUVEEN FLAGSHIP
                      SOUTH CAROLINA MUNICIPAL BOND FUND
                        TO BE HELD ON AUGUST 13, 1998


AT THE UPCOMING JOINT SPECIAL MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE A
REORGANIZATION OF NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND INTO THE
NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND AND OTHER MATTERS IN
CONNECTION WITH THE REORGANIZATION.  PLEASE REFER TO THE ACCOMPANYING JOINT
PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE ON THE PROXY BALLOT.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE SIGN, DATE AND VOTE
THE PROXY BALLOT AND RETURN IT TO OUR PROXY TABULATOR IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.  PLEASE SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE
BOX ON THE PROXY BALLOT.  IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE
VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS.


                                                                NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS
                                                                SIGNED.  Please sign exactly as your name(s)
                                                                appears on the Proxy Ballot.  If signing for
                                                                estates, trusts or corporations, title or capacity
                                                                should be stated.  If shares are held jointly,
                                                                either holder should sign.

PROPOSAL:
        1. To approve an Agreement and Plan of Reorganization pursuant to which the Nuveen Flagship South Carolina Municipal Bond
           Fund (the "South Carolina Fund") would (i) transfer all of its assets to the Nuveen Flagship All-American Municipal
           Bond Fund (the "All-American Fund") in exchange solely for Class A, B, C and R shares of beneficial interest of the
           All-American Fund and the All-American Fund's assumption of the liabilities of the South Carolina Fund, (ii) distribute such shares of the All-American Fund to the holders of shares of the South Carolina Fund and (iii) be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust.

        2. To ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending May 31, 1999.

        3. In their discretion, the Proxies indicated on the reverse side of the Proxy Ballot are authorized to vote upon such other matters as may properly come before the Joint Special Meeting.

                              - Please fold and detach at perforation. Return the Proxy Ballot only. -

NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND
PROXY BALLOT
                                                                                      FOR            AGAINST         ABSTAIN
1. Approval of Agreement and Plan of Reorganization.                                  [ ]              [ ]             [ ]
2. Ratification of the selection of independent auditors.                             [ ]              [ ]             [ ]


                                                                              3. In their discretion, the Proxies are authorized to
                                                                              vote on such other business as may come before the
                                                                              Meeting.

                                                                                      Date:__________________________1998

                                                                                      ___________________________________


                                                                                      ___________________________________
                                                                                      Signature(s)



    -Please fold and detach at perforation. Return the Proxy Ballot only.-



PROXY                                                           PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
            FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE
                        TO BE HELD ON AUGUST 13, 1998

                 NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Joint Special Meeting of Shareholders of the Nuveen Alabama Municipal Bond Fund, a series of the Nuveen Flagship Multistate Trust III to be held on August 13, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

         PLEASE BE SURE TO SIGN YOUR PROXY BALLOT ON THE REVERSE SIDE

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
 FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE NUVEEN FLAGSHIP ALABAMA
                             MUNICIPAL BOND FUND
                        TO BE HELD ON AUGUST 13, 1998


AT THE UPCOMING JOINT SPECIAL MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE A REORGANIZATION OF NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND INTO THE
NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND AND OTHER MATTERS IN CONNECTION WITH THE REORGANIZATION. PLEASE REFER TO THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE ON THE PROXY BALLOT.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE SIGN, DATE AND VOTE THE PROXY BALLOT AND RETURN IT TO OUR PROXY TABULATOR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX ON THE PROXY BALLOT. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS.

                                                          NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS
                                                          SIGNED.  PLEASE SIGN EXACTLY AS YOUR NAME(S)
                                                          APPEARS ON THE PROXY BALLOT.  IF SIGNING FOR
                                                          ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY
                                                          SHOULD BE STATED.  IF SHARES ARE HELD JOINTLY,
                                                          EITHER HOLDER SHOULD SIGN.



1. To approve an Agreement and Plan of Reorganization pursuant to which the Nuveen Flagship Municipal Bond (the "Alabama Fund") Fund would
    (i) transfer all of its assets to the Nuveen Flagship All-American Municipal Bond Fund (the "All-American Fund") in exchange solely for Class A, B, C and R shares of beneficial interest of the All-American Fund and the All-American Fund's assumption of the liabilities of the Alabama Fund,
    (ii) distribute such shares of the All-American Fund to the holders of shares of the Alabama Fund and (iii) be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust

2. To ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending May 31, 1999.


3. In their discretion, the Proxies indicated on the reverse side of the Proxy Ballot are authorized to vote upon such other matters as may properly come before the Joint Special Meeting.

   - Please fold and detach at perforation. Return the Proxy Ballot only. -


NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND
PROXY BALLOT

                                                     FOR     AGAINST    ABSTAIN

1.  Approval of Agreement and Plan of
    Reorganization.                                 [  ]      [  ]       [  ]

2.  Ratification of the selection of independent
    auditors.                                       [  ]      [  ]       [  ]


                                                   3.  In their discretion, the
                                                   Proxies are authorized to
                                                   vote on such other
                                                   business as may come
                                                   before the Meeting.

                                                   Date:__________________ 1998




                                                   Signature(s)          NUV-GR